August 27, 2002

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND
                  a series of Professionally Managed Portfolios

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                        Supplement and Shareholder Notice
                        to Prospectus dated July 30, 2002

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     On  August  26,  2002,  the Board of  Trustees  of  Professionally  Managed
Portfolios unanimously consented to liquidate the Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund").

     As a result of the decision to pursue liquidation of the Fund, effective August 27, 2002, investors are no longer permitted to purchase shares of the Fund; however, redemption requests will be honored as received. If we have not received your redemption request by September 27, 2002, your shares will be redeemed in cash on September 27, 2002 and a check will be mailed to you.


               Please retain this Supplement with the Prospectus.
            The date of this Prospectus Supplement is August 27, 2002